UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2019

EATON VANCE CORP.

(Exact name of registrant as specified in its charter)

Maryland	1 – 8100	04-2718215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two International Place, Boston, Massachusetts	02110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 482-8260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

INFORMATION INCLUDED IN THE REPORT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of

Certain Officers; Compensatory Arrangements of Certain Officers.

On January 10, 2019 the Board of Directors of Eaton Vance Corp. (the “Company”), and on January 16, 2019 the holders of voting common stock of the Company (“Voting Stockholders”), approved the Eaton Vance Corp. 2013 Incentive Compensation Nonqualified Employee Stock Purchase Plan, as amended and restated (the “Plan”).

The Plan provides employees, including officers, of the Company and its subsidiaries with opportunities to apply up to fifty percent (50%) of their “Non-Base Compensation” (as defined in the Plan) to purchase shares of the Company’s non-voting common stock in accordance with the terms therein. The Plan was amended and restated to increase the number shares of the Company’s non-voting common stock issuable from 600,000 shares to 900,000 shares. Accordingly, subject to adjustment in the event of stock splits, stock dividends or similar events, grants may now be made under the Plan for up to a total of 900,000 shares of the Company’s non-voting common stock.

The description of the Plan is qualified in its entirety by the actual plan document, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

An annual meeting of the Voting Stockholders of the Company was held on January 10, 2019. All of the 422,935 outstanding shares of the Company’s voting common stock were represented in person or by proxy at the meeting.

The following matters received the affirmative vote of all of the outstanding voting common stock and were approved:

  The minutes of the previous annual meeting of Voting Stockholders held on January 10, 2018.

  The annual report to shareholders of the Company for the fiscal year ended October 31, 2018.

  The election of the following individuals as directors to hold office until the next annual meeting and until their successors are elected and qualify:

Ann E. Berman
Thomas E. Faust Jr.
Leo I. Higdon, Jr.

Brian D. Langstraat
Dorothy E. Puhy
Winthrop H. Smith, Jr.

Richard A. Spillane, Jr.

Paula A. Johnson

  The selection of the firm Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending October 31, 2019.

  The ratification of the acts of the Board of Directors since the previous annual meeting of Voting Stockholders held on January 10, 2018.

On January 16, 2019, the Company’s Voting Stockholders approved the Plan (as described above under Item 5.02) by unanimous written consent.

Item 9.01	Financial Statements and Exhibits

Exhibit No.                         Document

10.1	Amended and Restated Eaton Vance Corp. 2013 Incentive Compensation Nonqualified Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON VANCE CORP.

(Registrant)

Date: January 16, 2019                                                               /s/ Laurie G. Hylton

                                                                                                           Laurie G. Hylton

Chief Financial Officer